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                                 ONE FUND, INC.
     SUPPLEMENT DATED JULY 25, 2001 TO THE PROSPECTUS DATED NOVEMBER 1, 2000



The following changes have been made to the ONE Fund prospectus:

Under the section entitled Annual Fund Operating Expenses on page 3:

         Effective March 1, 2001, the Adviser has agreed to voluntarily waive 0.25% of the Management Fee for the S&P500 Index Portfolio. This waiver will reduce the Total Annual Fund Operating Expenses to 1.36%.

Under the section entitled ONE Fund's Portfolio Managers on Pages 23 and 24:

         Jed Martin is no longer responsible for management of any of the portfolios of ONE Fund. Christopher Carlson and Michael Boedeker jointly oversee the management of all the ONE Fund portfolios. Both Christopher Carlson and Michael Boedeker have also been promoted to Senior Vice President, Investment of ONLI.

         Bret Parish is longer with the Adviser. Since Mr. Parish's departure, Mr. Boedeker has resumed management of the Income Portfolio.

         The portfolio manager for the Money Market and S&P 500 Index Portfolios is William J. Hilbert, Jr. Mr. Hilbert joined the adviser in 1996 as an investment accountant. From 1997 to 2000, Mr. Hilbert was the Compliance Officer and Assistant Treasurer of the Adviser and began managing the Money Market Portfolio in 2000. Mr. Hilbert has a bachelor's degree in Business Administration with a concentration in Finance from Xavier University and a master of business administration degree from the University of Cincinnati.

         The portfolio manager of the Core Growth portfolio is now Gary Pilgrim. He co-founded Pilgrim Baxter in 1982 and is its chief investment officer and a member of its board of directors. He also manages other PBHG small cap portfolios, is responsible for the investment direction of the firm's growth funds, and overseas daily operations in trading and account control. Prior to co-founding Pilgrim Baxter, Mr. Pilgrim had been chief investment officer for the investment management division of Philadelphia National Bank for 4 years and before that had been the Bank's director of investment research. Mr. Pilgrim is a chartered financial analyst. He has a bachelor's degree in business administration from Tulsa University and a master of business administration from Drexel University.

Under the section entitled Fund Services on pages 24 and 25:

         Firstar Mutual Fund Services, LLC, 615 East Michigan Street. Milwaukee, Wisconsin has assumed the role of ONE Fund's transfer agent and its agent for bookkeeping, dividend disbursing and certain shareholder services.